UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 22, 2011

Continental Resources Group, Inc.
(exact name of registrant as specified in its charter)

Delaware	333-15023	26-1657084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3266 W. Galveston Drive #101 Apache Junction, AZ	85120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 288-6530

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 22, 2011 the Board of Directors of Continental Resources Group, Inc. (the “Company”) approved the change of the Company’s fiscal year to end on December 31 from March 31.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2011

Continental Resources Group, Inc.

By:	/s/ Joshua Bleak
Joshua Bleak
President